                                                                    Exhibit 99.1
                         [DYNAMICS RESEARCH LETTERHEAD]


                          DYNAMICS RESEARCH CORPORATION
                  REPORTS RECORD SECOND QUARTER 2003 REVENUES
                          UP 30 PERCENT YEAR OVER YEAR

Andover, Mass. -- July 29, 2003 -- Dynamics Research Corporation (Nasdaq: DRCO) today reported record revenues of $62.1 million for the second quarter ended June 30, 2003 compared with revenues of $47.8 million for the same period in 2002. Earnings from continuing operations were $2.0 million, or $0.23 per diluted share for the second quarter of 2003. This compares with earnings from continuing operations of $2.0 million, or $0.22 per diluted share for the quarter ended June 30, 2002.

For the six months ended June 30, 2003 DRC reported earnings from continuing operations of $3.6 million, or $0.42 per diluted share, on revenues of $120.7 million. For the first half of 2002, DRC had earnings from continuing operations of $3.7 million, or $0.41 per diluted share on revenues of $94.9 million.

For the second quarter, the company reported net income of $1.1 million or $0.13 per diluted share, which includes a loss from discontinued operations of $855 thousand, or $0.10 per diluted share, reflecting the accrual of remaining Encoder facility lease expenses and Encoder division losses incurred prior to its divestiture during the quarter. For the six months ended June 30, 2003, net income was $2.1 million or $0.25 per diluted share, including losses related to the discontinued Encoder business.

Regarding operating results for the quarter James P. Regan, chairman and chief executive officer, said, "I'm pleased that we delivered a solid second quarter, with results at the top and bottom lines consistent with our expectations. DRC had another productive quarter as evidenced by important new business contract wins, an increase in proposals under consideration, contributions from our acquisitions and strong cash collections."

"The company is seeing accelerated business development momentum and operating performance improvement consistent with our operating plan. That, coupled with the strong demand we continue to see from our federal market customers, gives me confidence in the outlook for the balance of 2003 and beyond", Regan added.

DRC announced its updated projections for 2003, with revenues expected to be in the range of $246 to $252 million and earnings per diluted share from continuing operations expected to be in the range of $0.99 to $1.04. For the third quarter of the year the company expects to book revenues in the range of $62 to $65 million and earnings per diluted share from continuing operations of $0.26 to $0.30.

The company will conduct a conference call today at 1:00 p.m. ET to discuss its second quarter results and the outlook for the second half of 2003 in more detail. The call will be available via telephone at (800) 915-4836, and accessible via Web cast at www.drc.com . Recorded replays of the conference call will be available on Dynamics Research Corporation's investor relations home page at www.drc.com and by telephone at (800) 428-6051, passcode #299535, beginning at 3:00 p.m. July 29, 2003 through 12:00 p.m. August 3, 2003.

CONTACT:   Elise P. Caffrey, Treasurer & Director, Investor Relations
           (978) 475-9090, Ext. 1309

ABOUT DYNAMICS RESEARCH CORPORATION

Dynamics Research Corporation is an innovative solutions provider that partners with government customers to apply proven processes and technologies. DRC delivers engineering, logistics, training, simulation, modeling, and information technology services that enhance the performance and cost effectiveness of its customers' mission critical systems. For additional information please visit the website at www.drc.com.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Some of the statements contained or implied in this news release, may be considered forward-looking statements, that are subject to material risks and uncertainties. Actual results could differ materially from these forward-looking statements. For more detailed information concerning how risks and uncertainties could affect the company's financial results, please refer to DRC's report Form 10-K and other reports filed with the SEC. The company assumes no obligation to update any forward-looking information.

CONTACT:  Elise P. Caffrey, Treasurer & Director, Investor Relations
          (978) 475-9090, Ext. 1309

                                                                   ATTACHMENT I.

                          DYNAMICS RESEARCH CORPORATION

RESULTS OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

                                                           Three            Three
                                                        Months Ended     Months Ended
                                                       June 30, 2003    June 30, 2002
                                                       -------------    -------------

Contract revenue                                       $    60,310      $    45,653
Product sales                                                1,829            2,152
                                                       -----------      -----------
 Total revenue                                              62,139           47,805

Cost of contract revenue                                    50,851           38,788
Cost of product sales                                        1,283            1,331
Selling, engineering and administrative expenses             6,109            4,202
Amortization expense                                           423               67
                                                       -----------      -----------
 Total operating costs and expenses                         58,666           44,388

Operating income                                             3,473            3,417

Other income                                                    37                3
Interest expense, net                                         (236)             (44)
                                                       -----------      -----------
Income from continuing operations before provision
 for income taxes                                            3,274            3,376

Provision for income taxes                                   1,317            1,373
                                                       -----------      -----------
Income from continuing operations                            1,957            2,003

Loss from discontinued operations, net of tax
 benefit of $574 in 2003 and $136 in 2002                     (855)            (199)
                                                       -----------      -----------
Net income                                             $     1,102      $     1,804
                                                       ===========      ===========


NET INCOME PER COMMON
AND COMMON EQUIVALENT SHARE

 Per common share - basic
  Income from continuing operations                    $      0.24      $      0.25
  Loss from discontinued operations, net of tax              (0.11)           (0.02)
                                                       -----------      -----------
  Net income                                           $     (0.13)     $      0.23
                                                       ===========      ===========

 Per common share - diluted
  Income from continuing operations                    $      0.23      $      0.22
  Loss from discontinued operations, net of tax              (0.10)           (0.02)
                                                       -----------      -----------
  Net income                                           $      0.13      $      0.20
                                                       ===========      ===========

Weighted average shares outstanding

Weighted average shares outstanding - basic              8,181,314        7,936,252
Dilutive effect of options                                 504,706        1,066,775
                                                       -----------      -----------
Weighted average shares outstanding - diluted            8,686,020        9,003,027
                                                       ===========      ===========

                                                                  ATTACHMENT II.

                         DYNAMICS RESEARCH CORPORATION

RESULTS OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

                                                                 Six                Six
                                                              Months Ended      Months Ended
                                                             June 30, 2003     June 30, 2002
                                                             -------------     -------------

Contract revenue                                              $   117,238      $    90,424
Product sales                                                       3,506            4,440
                                                              -----------      -----------
  Total revenue                                                   120,744           94,864

Cost of contract revenue                                           99,003           77,449
Cost of product sales                                               2,535            2,699
Selling, engineering and administrative expenses                   11,890            8,350
Amortization expense                                                  878               67
                                                              -----------      -----------
  Total operating costs and expenses                              114,306           88,565

Operating income                                                    6,438            6,299

Other income                                                           80                3
Interest expense, net                                                (514)             (83)
                                                              -----------      -----------
Income from continuing operations before provision
 for income taxes                                                   6,004            6,219

Provision for income taxes                                          2,414            2,530
                                                              -----------      -----------
Income from continuing operations                                   3,590            3,689

Loss from discontinued operations, net of tax
  benefit of $814 in 2003 and $273 in 2002                         (1,213)            (399)

Loss on disposal of discontinued operations, net of tax
  benefit of $157 in 2003 and $273 in 2002                           (233)            --
                                                              -----------      -----------
Net income                                                    $     2,144      $     3,290
                                                              ===========      ===========


NET INCOME PER COMMON
AND COMMON EQUIVALENT SHARE

 Per common share - basic
  Income from continuing operations                           $      0.44      $      0.47
  Loss from discontinued operations, net of tax                     (0.15)           (0.05)
  Loss on disposal of discontinued operations, net of tax           (0.03)            --
                                                              -----------      -----------
  Net income                                                  $      0.26      $      0.42
                                                              ===========      ===========

 Per common share - diluted
  Income from continuing operations                           $      0.42      $      0.41
  Loss from discontinued operations, net of tax                     (0.14)           (0.04)
  Loss on disposal of discontinued operations, net of tax           (0.03)            --
                                                              -----------      -----------
  Net income                                                  $      0.25      $      0.37
                                                              ===========      ===========

Weighted average shares outstanding

Weighted average shares outstanding - basic                     8,160,932        7,900,627
Dilutive effect of options                                        487,927        1,026,805
                                                              -----------      -----------
Weighted average shares outstanding - diluted                   8,648,859        8,927,432
                                                              ===========      ===========

                                                                 ATTACHMENT III.

                         DYNAMICS RESEARCH CORPORATION

CONDENSED BALANCE SHEETS (unaudited)
(in thousands)

ASSETS                                                   June 30, 2003       December 31, 2002
                                                         -------------       -----------------
Cash and cash equivalents                                  $  2,057               $  1,076
Receivables                                                  28,161                 29,819
Unbilled expenditures and fees                               27,745                 26,614
Prepaid expenses and other current assets                     3,741                  1,727
Current assets -discontinued operations                        --                    3,432
                                                           --------               --------
  Total current assets                                       61,704                 62,668

Net property, plant and equipment                            17,305                 15,608

Deferred income tax asset                                     1,429                  1,559
Goodwill                                                     26,277                 26,169
Intangible assets, net of amortization                        3,188                  4,066
Other non current assets                                      1,456                  1,275
Non current assets - discontinued operations                   --                      331
                                                           --------               --------
  Total assets                                             $111,359               $111,676
                                                           ========               ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current portion of long-term debt                          $    500               $    500
Notes payable and revolver                                   10,000                 14,644
Current deferred income taxes                                 6,008                  6,524
Accounts payable                                             13,370                 12,334
Accrued payroll and employee benefits                        12,439                 11,898
Other accrued expenses                                        5,226                  4,540
                                                           --------               --------
  Total current liabilities                                  47,543                 50,440

Long-term debt                                                8,000                  8,250
Deferred income taxes                                          --                     --
Accrued pension liability                                    11,778                 11,778
Other non current liabilities                                 1,068                  1,399

Total stockholders' equity                                   42,970                 39,809
                                                           --------               --------
Total liabilities and stockholders' equity                 $111,359               $111,676
                                                           ========               ========

                                                                  ATTACHMENT IV.

                         DYNAMICS RESEARCH CORPORATION

SUPPLEMENTAL INFORMATION (unaudited)
(dollars in thousands)

                                                       Second Quarter Ended                           Six Months Ended
                                                  ----------------------------------           -----------------------------------
                                                  June 30, 2003        June 30, 2002           June 30, 2003         June 30, 2002
                                                  -------------        -------------           -------------         -------------
Capital Expenditures -continuing operations          $  2,627               $    879               $  3,460               $  1,602
Capital Expenditures -total company                  $  2,627               $    888               $  3,460               $  1,639

Depreciation - continuing operations                 $    950               $    944               $  1,750               $  1,662
Depreciation - total company                         $    963               $  1,014               $  1,803               $  1,815

Bookings - continuing operations                     $ 61,473               $ 33,319               $128,184               $ 81,799
Booking - total company                              $ 61,930               $ 37,684               $130,125               $ 87,478

Funded Backlog - continuing company                  $118,510               $100,552               $118,510               $100,552
Funded Backlog - total company                       $   --                 $   --                 $118,510               $101,336



                                        June 30, 2003       December 30, 2002     June 30, 2002
                                        -------------       -----------------     -------------
Employment - continuing company               1,797               1,765               1,259
Employment - total company                    1,841               1,858               1,598